United States
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (date of earliest event reported):
June 13, 2018
Fidelity National Financial, Inc.
(Exact name of Registrant as Specified in its Charter)
001-32630
(Commission File Number)

Delaware (State or Other Jurisdiction of Incorporation or Organization)	16-1725106 (IRS Employer Identification Number)
601 Riverside Avenue
Jacksonville, Florida 32204
(Addresses of Principal Executive Offices)
(904) 854-8100
(Registrant's Telephone Number, Including Area Code)
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03. Amendments to Articles of Incorporation of Bylaws; Change in Fiscal Year.
The Fifth Amended and Restated Certificate of Incorporation (the “Certificate of Incorporation”) of Fidelity National Financial, Inc. (“FNF” or the “Company”) was filed with the Secretary of State of the State of Delaware and became effective on June 13, 2018. The sole purpose of the changes to the Certificate of Incorporation was to remove provisions in our Certificate of Incorporation relating to the FNF Group and FNFV Group tracking stock structure. As a result, FNF’s common stock will no longer include the FNF Group common stock and FNFV Group common stock, and will be reclassified solely to consist of one class of common stock referred to as “Common Stock”. The Amended and Restated Certificate of Incorporation is attached hereto as Exhibit 3.1 and is incorporated herein by reference.
Item 5.07. Submission of Matters to a Vote of Security Holders
The Fidelity National Financial, Inc. Annual Meeting of Shareholders was held June 13, 2018. As of April 16, 2018, the record date for the Annual Meeting, 274,588,956 shares of common stock of the Company were outstanding and entitled to vote. A quorum of shares of common stock were present or represented at the Annual Meeting. The number of votes cast for, against or withheld, as well as abstentions, if applicable, with respect to each proposal is set out below:
1. Elect three Class I directors to serve until the 2021 Annual Meeting of Shareholders or until their successors are duly elected and qualified or their earlier death, resignation or removal

	FOR	WITHHELD	BROKER NON-VOTES
Raymond R. Quirk	226,474,663	1,875,974	20,019,595
Heather H. Murren	227,523,505	827,132	20,019,595
John D. Rood	227,482,427	868,210	20,019,595
Directors whose term of office as a director continued after the meeting are as follows:
Class II (term expires at the 2019 Annual Shareholders Meeting): Richard N. Massey, Daniel D. (Ron) Lane and Cary H. Thompson.
Class III (term expires at the 2020 Annual Shareholders Meeting): William P. Foley, II, Douglas K. Ammerman, Thomas M. Hagerty and Peter O. Shea, Jr.

2. To approve a non-binding advisory resolution on the compensation paid to our named executive officers

FOR	AGAINST	ABSTAIN	BROKER NON_VOTES
219,514,122	8,316,750	519,765	20,019,595
3. Ratification and appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the 2018 fiscal year

FOR	AGAINST	ABSTAIN
246,816,072	1,297,092	257,068
4. To approve our Fifth Amended and Restated Certificate of Incorporation to, among other things, remove provisions relating to the tracking stock structure

FOR	AGAINST	ABSTAIN
247,780,282	388,746	201,204
Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit	Description
3.1	Fifth Amended and Restated Certificate of Incorporation of Fidelity National Financial, Inc.

SIGNATURE
 Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Fidelity National Financial, Inc.
Date:	June 13, 2018	By:	/s/ Michael L. Gravelle
			Name:	Michael L. Gravelle
			Title:	Executive Vice President, General Counsel, and Corporate Secretary